UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22439

Grand Prix Investors Trust

 (Exact Name of Registrant as Specified in Charter)

566 West Lancaster Blvd. Suite #1

Lancaster , CA 93534

 (Address of Principal Executive Offices)  (Zip Code)

John C. Foti

566 West Lancaster Blvd. Suite #1

Lancaster , CA 93534

(Name and Address of Agent for Service)

With copy to:

Oswald &Yap LLP

16148 Sand Canyon Ave.

Irvine, CA 92618

Registrant’s Telephone Number, including Area Code:  (661) 579-6647

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GRAND PRIX INVESTORS FUND

July 31, 2016

Dear Shareholder,

The Grand Prix Investors Fund (the “Fund”) fiscal year ended on July 31, 2016.  Thank you for the continued support and confidence in our Fund.  The fiscal year was volatile due to many factors.  Some factors that led to the turbulence in the market were crude oil prices, U.S.  interest rates, and the Brexit vote.  Also, we have an election year coming up.  With all of this uncertainty, investor confidence has been fluctuating throughout the year brining volatility to the market.

The Fund’s investment strategy is a long-term investment strategy, and I have been disciplined in sticking to my investment philosophies.  When the market is volatile, it is hard making long-term decisions with short-term market reactions.  But, I believe investing in quality companies that have the greatest return potential help to limit the potential risk and return fluctuations in a volatile market.

During the fiscal year ended July 31, 2016, the Fund had a return of -7.32%, the S&P 500 Index had a return of 5.61%, and the iShares MSCI EAFE Index had a return of -7.00%.  The Fund invests in both foreign and domestic securities, while the S&P 500 Index is made up of only domestic companies.  This difference is a factor in the performance difference between the Fund and the S&P 500 Index.

Technology stocks hurt the Fund during the most recent fiscal year.  The Fund exited out of its position in Twitter, and significantly reduced its position in Facebook as well. Another technology based company that hurt the Fund over the fiscal year was Ambarella, Inc.  These were our sinners for the fiscal year.

The winners for the most recent fiscal year were like Visa, Inc., Amazon.com, and Lockheed Martin Corp.  The winners have the highest unrealized appreciation out of all other equities in the portfolio at July 31, 2016.

Over the Fund’s next fiscal year, I believe the markets will stabilize more so after the election and volatility will start to flatten out.  I also believe that oil prices will start to resume back to normal over the next fiscal year as crude oil demand rises.  I believe by sticking to my investment strategy and philosophy over the next fiscal year the Fund will be able to realize its full potential.

Thank you for the continued support, and now off to the races!

All the best,

John C. Foti

President

Grand Prix Investors Fund

GRAND PRIX INVESTORS FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

AVERAGE ANNUALED TOTAL RETURNS

FOR PERIOD OCTOBER 21, 2010* THROUGH JULY 31, 2016

	1 Year	3 Year	5 Year	Since Inception **	Ending Value
Grand Prix Investor Fund	-7.32%	3.71%	3.71%	3.58%	$ 12,252
S&P 500 Index	5.61%	11.15%	13.37%	13.57%	$ 20,854
iShares MSCI EAFE Index	-7.00%	2.63%	3.68%	4.26%	$ 12,727

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of October 21, 2010 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed with six months or less of purchase.

GRAND PRIX INVESTORS FUND

PORTFOLIO ILLUSTRATION

July 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.  Sectors are based on Morningstar® classifications.

	Grand Prix Investors Fund
	Schedule of Investments
	July 31, 2016

Shares		Value

COMMON STOCKS - 85.98%

Air Courier Services - 1.38%
200	FedEx Corp.	$ 32,380

Apparel Manufacturers - 0.76%
300	Hugo Boss AG (Germany)	17,792

Beverages - 1.03%
513	Heineken NV ADR	24,167

Beverages - Wineries & Distillers - 1.09%
220	Diageo Plc. (United Kingdom)	25,639

Bottled & Canned Soft Drinks Carbonated - 0.68%
100	Monster Beverage Corp. *	16,063

Computer & Office Equipment - 1.23%
1,375	Hewlett Packard Enterprise Co.	28,902

Computer Peripheral Equipment, Nec - 1.67%
300	Palo Alto Networks, Inc. *	39,267

Crude Petroleum & Natural Gas - 3.23%
6,250	Petroleo Brasileiro ADR *	54,250
400	Royal Dutch Shell Plc. Class B ADR	21,684
		75,934
Diversified Industrials - 0.17%
400	Weichai Power Co. Ltd. ADR	3,936

Electronic Computers - 1.66%
375	Apple, Inc.	39,079

Electronic & Other Electrical Equipment - 3.45%
2,600	General Electric Co.	80,964

Food & Kindred Products - 1.59%
800	Unilever Plc. ADR	37,448

Guided Missiles & Space Vehicles & Parts - 5.17%
481	Lockheed Martin Corp.	121,563

Hotel & Motels - 1.48%
1,500	Hilton Worldwide Holdings, Inc.	34,785

Malt Beverages - 1.58%
363	Molson Coors Brewing Co.	37,084

Motor Vehicles & Passenger Car Bodies - 5.89%
1,400	Ferrari N.V. (Italy)	63,238
1,985	Tata Motors Ltd. ADR	75,093
		138,331
Motor Vehicle Parts & Accessories - 4.95%
1,000	Honeywell International, Inc.	116,330

Oil & Gas Refining & Marketing - 3.47%
1,661	Sinopec Shanghai Petrochemical Co., Ltd. (China)	81,472

Paints, Varnishes, Lacquers, Enamels & Allied Products - 4.66%
1,045	PPG Industries Inc.	109,422

Personal Products - 1.46%
400	Procter & Gamble Co.	34,236

Petroleum Refining - 3.75%
990	Exxon Mobil Corp.	88,060

Retail-Auto & Home Supply Stores - 3.29%
95	AutoZone, Inc. *	77,327

Retail Catalog & Mail Order Houses - 4.85%
150	Amazon.com, Inc. *	113,822

Rubber & Plastics - 1.33%
1,800	Bridgestone Corp. ADR	31,176

Search, Detection, Navigation, Guidance, Aeronautical, and Nautical System and Instrument Manufacturing - 3.29%
2,370	Flir Systems, Inc.	77,215

Services-Business Services NEC - 9.12%
72	Priceline.com, Inc. *	97,258
1,500	Visa Inc. Class A	117,075
		214,333
Services-Computer Programming, Data Processing, Etc. - 7.43%
104	Alphabet, Inc. Class A *	82,299
745	Facebook, Inc. Class A *	92,335
		174,634
Services-Prepackaged Software - 3.56%
1,475	Microsoft Corp.	83,603

Telephone Communications (No Radio) - 2.76%
1,500	AT&T, Inc.	64,935

TOTAL FOR COMMON STOCKS (Cost $1,872,259) - 85.98%		2,019,899

EXCHANGE TRADED FUNDS - 5.87%
380	iShares 20+ year Treasury Bond ETF	53,793
2,750	VanEck Vectors Gold Miners ETF	84,123
TOTAL EXCHANGE TRADED FUNDS (Cost $117,786) - 5.87%		137,916

MONEY MARKET FUND - 6.30%
147,983	Federated Prime Cash Obligation Fund 0.00% **	147,983
TOTAL MONEY MARKET FUND (Cost $147,983) - 6.30%		147,983

TOTAL INVESTMENTS (Cost $2,138,028) - 98.15%		2,305,798

OTHER ASSETS LESS LIABILITIES, NET - 1.85%		43,532

NET ASSETS - 100.00%		$ 2,349,330

ADR - American Depository Receipt
* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at July 31, 2016.

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Assets and Liabilities
July 31, 2016

Assets:
Investments, at Fair Value (Cost $2,138,028)	$ 2,305,798
Cash	800
Receivables:
Securities Sold	84,361
Dividends and Interest	787
Total Assets	2,391,746
Liabilities:
Due to Advisor	3,827
Securities Purchased	38,098
Distribution Fees	491
Total Liabilities	42,416
Net Assets	$ 2,349,330

Net Assets Consist of:
Paid In Capital	$ 2,180,886
Accumulated Net Investment Loss	(8,727)
Accumulated Realized Gain on Investments	9,401
Unrealized Appreciation in Value of Investments	167,770
Net Assets, for 197,375 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 2,349,330

Net Asset Value Per Share and Offering Price ($2,349,330/197,375)	$ 11.90

Minimum Redemption Price Per Share *	$ 11.78

*The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Operations
For the year ended July 31, 2016

Investment Income:
Dividends (net of foreign withholding of $1,917)	$ 33,986
Interest	692
Total Investment Income	34,678

Expenses:
Advisory Fees	45,422
Distribution Fees	5,824
Total Expenses	51,246

Net Investment Loss	(16,568)

Realized and Unrealized Gain (Loss) on:
Realized Gain on Investments	46,723
Net Change in Unrealized Appreciation on Investments	(220,040)
Net Realized and Unrealized Loss on Investments	(173,317)

Net Decrease in Net Assets Resulting from Operations	$ (189,885)

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2016	7/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (16,568)	$ (13,018)
Net Realized Gain (Loss) on Investments and Options	46,723	(21,940)
Unrealized Appreciation (Depreciation) on Investments and Options	(220,040)	279,391
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,885)	244,433

Distributions to Shareholders:
Net Investment Income	-	(10,363)
Realized Gains	-	(19,699)
Total Distributions Paid to Shareholders	-	(30,062)

Capital Share Transactions:
Proceeds from Sale of Shares	22,000	902,437
Shares Issued on Reinvestment of Dividends	-	30,062
Proceeds from Redemption Fees	-	119
Cost of Shares Redeemed	(61,570)	(147,311)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(39,570)	785,307

Net Assets:
Net Increase (Decrease) in Net Assets	(229,455)	999,678
Beginning of Year	2,578,785	1,579,107
End of Year (includes net investment loss of ($8,727) and ($4,891), respectively)	$ 2,349,330	$ 2,578,785

Share Transactions:
Shares Sold	1,810	72,832
Shares Issued on Reinvestment of Dividends	-	2,509
Shares Redeemed	(5,255)	(13,062)
Net Increase (Decrease) in Shares	(3,445)	62,279
Outstanding at Beginning of Year	200,820	138,541
Outstanding at End of Year	197,375	200,820

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	7/31/2016	7/31/2015		7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Year	$ 12.84	$ 11.40		$ 10.92	$ 9.88	$ 10.21

Income From Investment Operations:
Net Investment Income (Loss) *	(0.08)	(0.08)		0.10	(0.05)	-	(a)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.86)	1.72		0.46	1.13	(0.33)
Total from Investment Operations	(0.94)	1.64		0.56	1.08	(0.33)

Distributions from:
Net Investment Income	-	(0.07)		-	(0.06)	-
Realized Gains	-	(0.13)		(0.08)	-	-
Total from Distributions	-	(0.20)		(0.08)	(0.06)	-

Redemption Fees ***	-	-	(a)	-	0.02	-

Net Asset Value, at End of Year	$ 11.90	$ 12.84		$ 11.40	$ 10.92	$ 9.88

Total Return **	(7.32)%	14.56%		5.08%	11.15%	(3.23)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,349	$ 2,579		$ 1,579	$ 1,202	$ 841
Ratio of Expenses to Average Net Assets	2.20%	2.20%		2.20%	2.20%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%	(0.66)%		0.85%	(0.47)%	(0.04)%
Portfolio Turnover	165.08%	160.56%		222.11%	211.66%	406.15%

(a) The amount is less than $0.005 per share.
* Net Investment Income/(Loss) per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2016

Note 1. Organization

The Grand Prix Investors Fund (the “Fund”) is the sole series of the Grand Prix Investors Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.  The Fund commenced operations on October 21, 2010.  The Fund seeks long-term total return.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund intends to declare and pay dividends from net income annually or more frequently at the discretion of the Board of Trustees. Dividends from net capital gains will be paid annually.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other - The Fund records security transactions on the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at fair value. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1s. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Option Writing - The Fund may invest in put and call options.  When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not engage in any option transactions during the fiscal year ended July 31, 2016.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 1% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase. The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended July 31, 2016, the Fund did not collect any redemption fees.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $(20,898) from net investment loss to paid-in capital for the fiscal year ended July 31, 2016.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and paid-in capital on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stock, limited partnerships, and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following is a summary of inputs used as of July 31, 2016 in valuing the Fund’s investments carried at value:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 2,019,899	$ -	$ -	$ 2,019,899
Exchange Traded Funds	137,916	-	-	137,916
Money Market Fund	147,983	-	-	147,983
	$ 2,305,798	$ -	$ -	$ 2,305,798

For the year ended July 31, 2016, the Fund did not hold any assets at any time in which significant unobservable inputs were used in determining fair value.  Therefore, no reconciliation of level 3 securities is provided.  The Fund did not hold any derivative instruments at any time during the year ended July 31, 2016.  Also, there were no transfers between level 1 and level 2 securities.  The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has an investment advisory agreement with Autosport Fund Advisors, Inc. (the “Adviser”), under which the Adviser, subject to such policies as determined by the Trustees of the Fund will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.  The Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.95% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund including the compensation and expenses of any trustees, officers and employees of the Fund; clerical and shareholder service staff salaries; office space, legal, auditing and accounting, custodian and transfer agent. The Adviser will not pay for brokerage; taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; acquired fund fees and expenses; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act.  For the year ended July 31, 2016, the Adviser earned advisory fees of $45,422.  As of July 31, 2016, the Fund owed the Adviser $3,827 for advisory fees.

Note 5. Distribution Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan.  Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets. On December 20, 2013, the Board of Trustees of the Trust approved a “Tri-Party Agreement for Distribution Services” (“The Distribution Agreement”) between the Trust, the Advisor and Arbor Court Capital, LLC (“ACC”).  Under the Distribution Agreement, ACC will act as principal underwriter in connection with the offering and sale of the shares of the Fund. The Distribution Agreement is in effect for one year and will continue for successive annual periods unless terminated.  For the year ended July 31, 2016, the Fund incurred $5,824 in distribution fees.  As of July 31, 2016, the Fund owed $491 to the Advisor for distribution fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser.  The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

Note 6. Investment Transactions

For the year ended July 31, 2016, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $3,603,591 and $3,483,692, respectively.

Note 7. Tax Matters

As of July 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments*	$ 2,148,590

Gross tax appreciation of investments	$ 193,954
Gross tax depreciation of investments	$ (36,746)

Net tax appreciation	$ 157,208

*The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of July 31, 2016, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation (Depreciation)

$ 157,208

Accumulated Realized Gains

     19,963

Post-December Ordinary Loss

     (8,727)

Total Distributable Earnings

$ 168,444

The undistributed capital gains and unrealized appreciation on investments shown above differ from corresponding accumulated net realized gain and unrealized appreciation figures reported in the statement of assets and liabilities due to the tax deferral of wash sale losses.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

 The Fund did not pay any distributions for the year ended July 31, 2016.

The Fund paid an ordinary income distribution of $10,363 and a long-term capital gain distribution of $19,699 for the year ended July 31, 2015.

 Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2016, First Clearing, LLC, held in omnibus accounts for the benefit of others approximately 26.53% of the voting securities of the Fund and may be deemed to control the Fund.

Note 9.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Grand Prix Investors Fund,

  a Series of the Grand Prix Investors Trust

We have audited the accompanying statement of assets and liabilities of The Grand Prix Investors Fund (the “Fund”), a Series of the Grand Prix Investors Trust (the “Trust”), including the schedule of investments in securities, as of July 31, 2016 and the related statement of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Grand Prix Investors Fund, a Series of the Grand Prix Investors Trust, as of July 31, 2016, the results of its operations for the year then ended, changes in its net assets for the two years in the period then ended and the financial highlights for each of  the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania September 28, 2016

Grand Prix Investors Fund

Expense Illustration

                                                  July 31, 2016 (Unaudited)

Expense Example

As a shareholder of the Grand Prix Investors Fund, you incur ongoing costs which typically consist of management fees, distribution fees and other Fund expenses.  This expense example does not include transactional costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2016 through July 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2016	July 31, 2016	February 1, 2016 to July 31, 2016

Actual	$1,000.00	$1,063.45	$11.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.92	$11.02

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS

JULY 31, 2016 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years

Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans & Bradford (certified public accounting firm), 2000-present	1	None
B. Michael Ferweda 4001 N Lamar Blvd. Austin, Texas 78756 Year of Birth: 1961	Trustee	Indefinite/ April 2013 to Present	CEO of Zinger Hardware & General Merchant, Inc., 2002 – present; President of Zinger Digital Media, Inc., 2011 – present	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The Trustees received no compensation in Trustee fees from the Advisor during the year ended July 31, 2016.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.  John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John C. Foti 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present).	1	None
Terry Tropila 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present	Information Technology Services Professional, Technisource/Hoag Hospital, (November 2009 – Present).	N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION

JULY 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC  (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-453-6556, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 453-6556 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 453-6556 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a special meeting of the Board of Grand Prix Investors Trust (the "Trust") held on August 25, 2015, the Board of Trustees of the Trust (the "Board") considered the renewal of the Management Agreement between the Trust and Autosport Fund Advisors, Inc., (the "Adviser") the Fund's investment adviser. The Board reviewed a memo from counsel to the Trust and the Independent Trustees ("Counsel") regarding the duties of Trustees with respect to approval of investment advisory contract (“Management Agreement”).  The Trustees noted that no changes were proposed with respect to the Management Agreement.  Amongst the items addressed were:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Advisor's investment philosophy, strategies and implementation process.  The Board reviewed the backgrounds of the Adviser’s key personnel and noted that there have been no changes to the key personnel since the Fund’s inception.

In addition, the Board reviewed and discussed with management the Adviser's compliance policies and procedures, and there had been no material Code of Ethics or compliance violations by the Adviser since the approval of the Management Agreement.  After some discussion, the Board, including the Independent Trustees, concluded that the Adviser’s personnel are knowledgeable, and have provided satisfactory services to the Fund, and that the nature and extent of services provided by the Adviser to the Fund was reasonable and consistent with the Board's expectations.

Performance.  As to the Fund’s performance, the Board discussed the Fund’s performance during the past fiscal year and since inception.  It was noted that the Fund unperformed both of its benchmarks during the past fiscal year, and lagged the benchmarks since inception.  The Board concluded that the Fund’s performance was satisfactory based on multiple factors.

Fees and Expenses.  The Board next reviewed the fees and expenses charged to the Fund.  It was noted that the Fund pays a unitary fee that also charges a distribution (12b-1) fee.  The total operating expense ratio of the Fund is 2.20%, which was deemed an acceptable level given the small size of the Fund.  The Adviser receives 1.95% of the Fund’s average daily net assets, while 0.25% is allocated to 12b-1 fees.  The 12b-1 fees are to help market the Fund in an attempt to increase the net assets of the Fund.  No fee and expense comparisons were made at the meeting to any other funds given the size of the Fund.  The Board concluded that the fees and expenses charged to the Fund are reasonable given the size of the Fund.

Economies of Scale. The Board then considered where economies of scale can be recognized.  Given the current size of the Fund, no economies of scale can be recognized at this time.  This topic will be revisited at a later date as the Fund grows.

Conclusion.  The Board concluded that the renewal of the Management Agreement for another year is in the best interest of Trust and the shareholders of the Fund.

Investment Adviser:
Autosport Fund Advisors, Inc.

566 W. Lancaster Blvd., Suite 1

Lancaster, CA 93534

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel:
Fitzgerald ∙ Yap ∙ Kreditor LLP

16148 Sand Canyon

Irvine, CA  92168

Transfer Agent:
For more information, wire purchase or redemptions, call or write to

Grand Prix Investors Fund’s Transfer Agent:

Grand Prix Investors Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 453-6556 Toll Free

This report is provided for the general information of the shareholders of the Grand Prix Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 10,000

FY 2015

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 1,800

FY 2015

$ 1,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 1,000

FY 2015

$ 1,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Grand Prix Investors Trust

By /s/John C. Foti

     John C. Foti

     President

Date: October 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John C. Foti

      John C. Foti

      President and Treasurer

Date October 7, 2016